Exhibit 99.1

Independent Accountant’s Report

Board of Directors and Management

Ansley Park Capital LLC

New York, New York

And

Deutsche Bank Securities, Inc.

New York, New York

And

Truist Securities, Inc.

New York, New York

We have performed the procedures enumerated below on certain records and transactions of Ansley Park Capital LLC and Subsidiaries (referred to herein as the “Company” or “Responsible Party”) for the purpose of assisting the Responsible Party, Deutsche Bank Securities, Inc. and Truist Securities, Inc. (together with the Company, referred herein as the “Specified Parties”) in comparing Specified Attributes to Source Documents as listed in Exhibit A in connection with the issuance of equipment finance receivable-backed notes issued by Ansley Park Capital 2025-A LLC in accordance with the confidential Preliminary Offering Memorandum. The Company’s management is responsible for certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing Specified Attributes to Source Documents as listed in Exhibit A in connection with the issuance of equipment finance-backed notes issued by Ansley Park Capital 2025-A LLC in accordance with the confidential Preliminary Offering Memorandum. The Company’s management is responsible for the computer-generated Loan Data Files accurately representing the information included in the Underlying Asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in comparing Specified Attributes to Source Documents as listed in Exhibit A in connection with the issuance of equipment finance receivable-backed notes issued by Ansley Park Capital 2025-A LLC in accordance with the confidential Preliminary Offering Memorandum. Additionally, Deutsche Bank Securities, Inc. and Truist Securities, Inc. have agreed to and acknowledged that the procedures performed are appropriate to meet their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of this report and may not meet the needs of all of the users of this report, and as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

The appropriateness of these procedures for the intended purpose is solely the responsibility of the parties specified in this report. Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

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The procedures performed and associated findings are as follows:

Agreed-Upon Procedures and Findings

For the purposes of this report:

i.	The computer-generated Loan Data Files provided in a standard Microsoft Excel format containing information related to the proposed transaction shall be herein referred to as the “Loan Data File.”

ii.	The fields in the Loan Data Files shall be herein referred to as “Specified Attributes.”

iii.

The term “Equipment Receivable Contract File” means master lease agreement, equipment schedule, payment schedule, loan and security agreement, non-recourse promissory note, master sale and assignment agreement, guaranty, amendment(s), payment history screenshots from the Company’s servicing system, book value reports from the Company’s servicing system, residual value reports from the Company’ servicing system, or credit approval requests.

On August 21, 2025, the Company provided us with the Loan Data File with a cutoff date of July 31, 2025 (the “July Loan Data File”) containing 151 individual customer accounts herein referred to as “Underlying Assets” that management represented was the entire population of the Underlying Assets in the proposed transaction that were outstanding as of July 31, 2025. We were instructed by the Specified Parties to haphazardly select a sample of 50 individual customer accounts and perform the agreed-upon procedures as outlined in the Engagement Letter dated July 18, 2025. From September 12, 2025 to October 6, 2025, we were provided with the Source Documents referenced in Exhibit A related to the respective 50 individual customer accounts.

For the sample, we inspected the presence of an electronic copy of the signed Contract or electronic documentation in the case of Contracts using electronic contracts.

We identified no exceptions in our procedure outlined above.

For the sample, we compared the Specified Attributes 1. through 4., 6. through 11. and 13. through 14. outlined in Exhibit A and as presented in the July Loan Data File to the corresponding Source Documents outlined in Exhibit A.

In performing these comparisons, we applied the following tolerances as instructed by the Specified Parties:

•	Securitization Value, Total Residual Value and Balloon Payment Value: +/- $5.00

•	Commencement Date and Original Contract Term: +/- 1 month

As it relates to Specified Attribute 3, for Contracts that were acquired by the Company from a third party originator, we compared the acquisition date from the Equipment Receivable Contract File to the July Loan Data file.

As it relates to Specified Attribute 8, of the 50 accounts selected, 25 accounts (or 50% of the sample) were not FMV Leases, TRAC Leases, or Finance Leases. As such, these types of equipment finance Contracts do not have residual values and therefore we were unable to compare the Total Residual Value to the July Data File for those 25 accounts.

As it relates to Specified Attribute 9, of the 50 accounts selected, 46 accounts (or 92% of the sample) were not accounts where a Balloon Payment Value was required in the Equipment Receivable Contract File. As such, we were unable to compare or recalculate the Balloon Payment Value to the July Data File for those 46 accounts.

As it relates to Specified Attribute 10, of the 50 accounts selected, 36 accounts (or 72% of the sample) did not have a Public Rating. As such, we were unable to compare the Public Rating to the July Data File for those 36 accounts.

We identified no exceptions in our procedures outlined above.

For the sample, we recalculated the Remaining Contract Term (Specified Attribute 5.) by taking the Original Contract Term per the Equipment Receivable Contract File and subtracting the number of months that have lapsed since the Commencement Date on the Equipment Receivable Contract File, and compared this recalculation to the July Loan Data File.

For the sample, in instances where we recalculated the Balloon Payment Value (Specified Attribute 9.) by taking the Final Principal Balance and subtracting the Last Regular Payment per the Equipment Receivable Contract File, we compared this recalculation to the July Loan Data File.

For the sample, we recalculated the Effective Yield (Specified Attribute 12.) by using the XIRR Microsoft Excel formula with Securitization Value and remaining cash flows from the July Data File as inputs and compared this recalculation to the July Loan Data File.

In performing these recalculations, we applied the following tolerances as instructed by the Specified Parties:

•	Securitization Value, Total Residual Value and Balloon Payment Value: +/- $5.00

•	Commencement Date, Original Contract Term and Remaining Contract Term: +/- 1 month

•	Effective Yield: +/- 0.05%

We identified no exceptions in our procedures outlined above.

We did not perform any procedures with respect to the Specified Attributes relating to Underlying Assets except as set forth in Exhibit A.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or a review engagement, the objective of which would be the expression of an opinion or conclusion, respectively, on certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing Specified Attributes to Source Documents as listed in Exhibit A in connection with the issuance of equipment finance receivable-backed notes issued by Ansley Park Capital 2025-A LLC in accordance with the confidential Preliminary Offering Memorandum. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•

Addressing the completeness, accuracy, appropriateness, quality or integrity of any of the information provided to us for the purposes of performing the procedures agreed to by the Specified Parties. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements.

•	Addressing the value of collateral securing the assets being securitized.

•	Addressing the physical existence or ownership of the assets being securitized.

•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations.

•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

•

Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

•	Forming any conclusions.

•	Addressing the fair value of the notes or any other disclosures relating to the notes being offered in the proposed transaction.

•	Substantiating compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934, including any legal interpretation as to the sufficiency of the procedures performed.

•	Any other terms or requirements of the transaction that do not appear in the report.

Accordingly, we do not provide any assurance on such information.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be, and should not be, used by anyone other than the Specified Parties, including investors and rating agencies, who are not identified as Specified Parties but who may have access to this report as required by law or regulation.

/s/ RSM US LLP

Raleigh, North Carolina

November 10, 2025

Exhibit A

Specified Attributes and Source Documents

Number	Specified Attribute	Source Document(s) or Recalculations
1	Obligor Name (Customer Name)	Equipment Receivable Contract File
2	Lease/Loan Type (Product Type)	Equipment Receivable Contract File
3	Commencement Date (Start Date / acquisition date)	Equipment Receivable Contract File
4	Original Contract Term (Term)	Equipment Receivable Contract File
5	Remaining Contract Term	Recalculation based on Equipment Receivable Contract File
6	Obligor State	Equipment Receivable Contract File
7	Securitization Value (Book Value)	Equipment Receivable Contract File
8	Total Residual Value (Current Residual)	Equipment Receivable Contract File
9	Balloon Payment Value (Total Residual / Balloon)	Equipment Receivable Contract File or recalculation based on Equipment Receivable Contract File
10	Public Rating (if applicable)	Equipment Receivable Contract File
11	Risk Rating	Equipment Receivable Contract File
12	Effective Yield	Recalculation based on Equipment Receivable Contract File
13	Equipment Type	Equipment Receivable Contract File
14	Payment Frequency	Equipment Receivable Contract File

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